SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.        Other Events

               Forest Laboratories, Inc. announced a two-for-one stock split on its common stock payable to shareholders of record on December 23, 2002. Forest Laboratories, Inc. began trading on a split-adjusted basis on January 9, 2003. As of January 14, 2003, the share amount of Forest Laboratories, Inc. represented by a round lot of 100 Pharmaceutical HOLDRS increased to 4 from 2.

               Mylan Laboratories, Inc. announced a three-for-two stock split on its common stock payable to shareholders of record on January 17, 2003. Mylan Laboratories, Inc. began trading on a split-adjusted basis on January 28, 2003. As of January 31, 2003, the share amount of Mylan Laboratories, Inc. represented by a round lot of 100 Pharmaceutical HOLDRS increased to 1.5 from 1.

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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated March 31,2003 to Prospectus dated March 12, 2002.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  April 4, 2003                            By:    /s/ MITCHELL M. COX
                                                       -----------------------
                                                Name:  Mitchell M. Cox
                                                Title: First Vice President

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Pharmaceutical HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.


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